Rule 497(e)
Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF
FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF
FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF
FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF
(the “Funds”)
SUPPLEMENT TO THE FUNDS’ STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2017
DATED MARCH 16, 2017
1.	Notwithstanding anything to the contrary in the Funds’ Statement of Additional Information, the following is added to the end of the section entitled “Additional Information”:
Policy Regarding Investment in Other Investment Companies. First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF and First Trust RiverFront Dynamic Europe ETF will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
2.	Notwithstanding anything to the contrary in the Funds’ Statement of Additional Information, the following paragraph is added as a new paragraph between the second and third paragraphs of the section entitled “Proxy Voting Policies and Procedures”:
To the extent that a Fund invests in other registered investment companies (“acquired funds”), it may do so pursuant to an exemptive order granted by the SEC. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require the Fund to vote its shares in an acquired fund in the same proportion as other holders of the acquired fund’s shares. As a result, to the extent that a Fund, or another registered investment company advised by First Trust, relies on the relief granted by the exemptive order, First Trust will vote shares of an acquired fund in the same proportion as the other holders of that acquired fund’s shares.
PLEASE KEEP THIS SUPPLEMENT WITH THE FUNDS’ STATEMENT
OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE